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                                                                    EXHIBIT 23.2

                  EXHIBIT 23.2 -- CONSENT OF ERNST & YOUNG LLP

    We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-23583) of Medwave, Inc. and in the related Prospectus of our report dated June 13, 1997, with respect to the financial statements of Medwave, Inc. included in this Annual Report (Form 10-KSB) for the year ended April 30, 1997.

                                          /s/ ERNST & YOUNG

Minneapolis, Minnesota
July 21, 1997